UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported: May 18, 2005

NSTAR

(Exact name of registrant as specified in its charter)

Massachusetts	1-14768	04-3466300
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Boylston Street

Boston, Massachusetts 02199

(Address of principal executive offices and (Zip Code)

Registrant’s telephone number, including area code: (617) 424-2000

(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS

On April 28, 2005, NSTAR declared a 2-for-1 split of its common shares, par value, $1.00 per share, in the form of a 100% share dividend payable on June 3, 2005 to shareholders of record on May 16, 2005. Pursuant to Rule 416 under the Securities Act of 1933, as amended (the “Securities Act”), NSTAR is filing this Current Report on Form 8-K to cause the following registration statements to cover the additional shares issuable under the Plans indicated below as a result of the stock split:

(i)	Registration Statement on Form S-8 (File No. 333-87272) registering shares issuable pursuant to the NSTAR Share Incentive Plan and the NSTAR Savings Plan.

(ii)	Registration Statement on Form S-3 (File No. 333-117014) registering shares issuable pursuant to the NSTAR Dividend Reinvestment and Direct Common Shares Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NSTAR

	By:	/s/ R. J. WEAFER, JR.
Robert J. Weafer, Jr. Vice President, Controller and Chief Accounting Officer
Date: May 18, 2005